UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

MACQUARIE INFRASTRUCTURE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
125 West 55th Street, New York, New York	10019
(Address of principal executive offices)	(Zip code)

(212) 231-1000
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on
which registered

Common Stock, par value $0.01 per share	MIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ⃞

Item 5.07   Submission of Matters to a Vote of Security Holders

On May 15, 2019, Macquarie Infrastructure Corporation (the “Company”) held its annual meeting of shareholders. A brief description follows of each matter voted upon at the annual meeting, including the number of votes cast for or against, as well as the number of abstentions and broker non-votes with respect to each matter. Of the total 85,982,332 shares of common stock outstanding as of the record date of March 22, 2019 that were entitled to vote, 76,827,826 shares were represented at the meeting, either in person or by proxy.

The matters voted upon and the results of the vote at the annual meeting of shareholders were as follows:

 Proposal 1 – Election of Directors   The Company’s shareholders voted to elect the following individuals as directors to serve for a one-year term with the votes shown:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes

Amanda Brock	55,739,980	558,693	665,302	19,863,851
Norman H. Brown, Jr.	54,735,373	1,457,062	771,540	19,863,851
Christopher Frost	55,740,601	565,141	658,233	19,863,851
Maria Jelescu-Dreyfus	55,700,027	595,118	668,830	19,863,851
Ronald Kirk	55,531,907	708,801	723,267	19,863,851
H.E. (Jack) Lentz	55,543,951	734,390	685,634	19,863,851
Ouma Sananikone	55,374,536	913,605	675,834	19,863,851

Proposal 2 – Ratification of Selection of Independent Auditor   The Company’s shareholders ratified the audit committee’s selection of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2019 with the votes shown:

Votes For	Votes Against	Abstentions
74,444,183	1,611,896	771,747

 Proposal 3 – Advisory Resolution on Executive Compensation   The Company’s shareholders approved, on an advisory basis, executive compensation with the votes shown.

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,314,402	3,404,341	1,245,232	19,863,851

Proposal 4 – Amendment No. 1 to the Macquarie Infrastructure Corporation 2016 Omnibus Employee Incentive Plan   The Company’s shareholders approved Amendment No. 1 to the 2016 Omnibus Employee Incentive Plan with the votes shown:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,963,605	2,136,895	863,475	19,863,851

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2019

MACQUARIE INFRASTRUCTURE CORPORTION

By:	/s/ Christopher Frost
Name: Christopher Frost
Title: Chief Executive Officer